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                      Strategic Partners Opportunity Funds
                     Strategic Partners Focused Value Fund

                        Prospectus dated April 26, 2002

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                       Supplement dated October 15, 2002

How the Trust is Managed--Investment Advisers and Portfolio Managers

   Effective immediately, Mark McAllister will replace Ross Margolies as co-portfolio manager of the segment of the Focused Value Fund (the Fund) of the Strategic Partners Opportunity Funds (Opportunity Funds) managed by Salomon Brothers Assest Management Inc. (Salomon Brothers). John B. Cunningham will remain as co-portfolio manager of the Fund. The following replaces the description of the Salomon Brothers portfolio manager on page 25 of the prospectus.

   Mark McAllister and John B. Cunningham, CFA, serve as co-portfolio managers of the Fund's assets managed by Salomon Brothers. Mr. McAllister has been co-portfolio manager of the Fund since September 2002 and Mr. Cunningham has served as co-portfolio manager since the Fund's inception. Mr. McAllister is currently co-portfolio manager of the Smith Barney Premium Total Return Fund, the Salomon Brothers Investors Value Fund and The Salomon Brothers Fund. Prior to joining Salomon Brothers in August 1999, he was a portfolio manager at JLW Capital Management, Inc. and was a Vice President, securities analyst and member of the Investment Committee at Cohen & Steers Capital Management, Inc. from 1994 to 1998. Mr. Cunningham, a Managing Director and equity analyst with Salomon Brothers, has managed or co-managed the Salomon Brothers Investors Value Fund since 1997. He joined Salomon Brothers in January of 1995.


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